UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KILROY REALTY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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Your Vote Counts!
KILROY REALTY CORPORATION 2021 Annual Meeting May 20, 2021 8:00 AM PDT www.virtualshareholdermeeting.com/KRC2021
KILROY REALTY CORPORATION 12200 WEST OLYMPIC BOULEVARD SUITE 200 LOS ANGELES, CA 90064 ATTN: LAUREN STADLER

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You invested in KILROY REALTY CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 20, 2021.

Get informed before you vote

View the 2020 Annual Report on Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of voting material(s) by making a request prior to May 7, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not receive a paper or email copy.

*	Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.
Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Director Nominees

1a.	John Kilroy	For

1b.	Edward Brennan, PhD	For

1c.	Jolie Hunt	For

1d.	Scott Ingraham	For

1e.	Louisa Ritter	For

1f.	Gary Stevenson	For

1g.	Peter Stoneberg	For

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers	For

3.	Approval of amendment and restatement of bylaws to remove Independent Committee approval requirement separately governed by the Company’s related party transactions policy.	For

4.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2021.	For

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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